UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2020

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street, Boston, MA		02210
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.06 per share	GE	New York Stock Exchange
Floating Rate Notes due 2020	GE 20E	New York Stock Exchange
0.375% Notes due 2022	GE 22A	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 17, 2020, General Electric Company (“GE”) entered into a senior unsecured back-up revolving syndicated credit facility extended by 32 banks at an initial aggregate principal commitment amount of $15 billion (the “Senior Unsecured Credit Facility”). As previously announced regarding our normal financial management process, the Senior Unsecured Credit Facility refinances GE’s prior $20 billion back-up revolving syndicated credit facility that was scheduled to mature in May 2021. The closing of the new Senior Unsecured Credit Facility terminated the prior $20 billion back-up revolving syndicated credit facility. The closing also terminated GE’s revolving syndicated credit facility that was scheduled to mature in December 2020, which had an aggregate revolving commitment amount of approximately $4 billion following the sale of the BioPharma business within our Healthcare segment.

The Senior Unsecured Credit Facility matures on April 17, 2023, and any borrowings under the Senior Unsecured Credit Facility may, at the election of GE, be prepaid prior to such date, in whole or in part, without premium or penalty. Extensions of credit under the Senior Unsecured Credit Facility may be utilized by GE for general corporate purposes. The Senior Unsecured Credit Facility, which includes a net debt-to-EBITDA financial covenant, is attached as Exhibit 10 and incorporated by reference herein. As of the date hereof, GE has made no borrowings under the Senior Unsecured Credit Facility.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Three-Year Credit Agreement, dated as of April 17, 2020, among General Electric Company, as the borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto.

104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: April 20, 2020	/s/ Christoph A. Pereira
Christoph A. Pereira
Vice President, Chief Risk Officer and Chief
Corporate Counsel

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